UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 13, 1998
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

     The Registrant incorporates by reference the press releases dated January 13, 1998, January 14, 1998 and January 16, 1998 attached as Exhibit 20, relating to the Registrant's adoption of a stock repurchase program, preliminary unaudited results for fiscal year 1997, and the establishment of a meeting date for the Annual Meeting of Stockholders.

Item 7.  Financial Statements and Exhibits.

    The Registrant incorporates by reference the press releases dated January 13, 1998, January 14, 1998 and January 16, 1998 attached as Exhibit 20, relating to the Registrant's adoption of a stock repurchase program, preliminary unaudited results for fiscal year 1997, and the establishment of a meeting date for the Annual Meeting of Stockholders.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 16, 1998                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Releases               Filed herewith
                           Dated 1/13/98,
                           1/14/98 and
                           1/16/98

Exhibit 20

                          NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
January 13, 1998

Contact:    Ms. Jane F. Adams
            Chief Financial Officer and Investor Relations
            (217) 356-2265


          GREAT AMERICAN BANCORP, INC. TO REPURCHASE COMMON STOCK

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that it has received regulatory clearance to purchase up to 5% or 83,599 shares of its outstanding common stock.

The Board of Directors of the Company previously authorized, subject to regulatory clearance, the repurchase of up to five percent of the Company's 1,671,977 outstanding shares. Stock repurchased under the repurchase program will be made in open market transactions, subject to the availability of stock, and will commence as soon as practicable after the release of the Company's earnings for the year ended December 31, 1997.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

                                     ###
                                GTPS-pr-98-01

                           NEWS RELEASE


FOR IMMEDIATE RELEASE
January 14, 1998

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
         PRELIMINARY UNAUDITED RESULTS 1997 -- NET INCOME $873,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $873,000 for the year ended December 31, 1997, an increase of $576,000, or 193.9%, above the $297,000 reported for the twelve months ended December 31, 1996. Earnings per common share were $0.55 in 1997, compared to $0.17 in 1996, while earnings per common share - assuming dilution were $0.49 in 1997, compared to $0.15 in 1996.

Earnings for the twelve months ended December 31, 1996 include a one-time charge of $572,000, ($350,000 net of taxes), relating to a special assessment paid to the Federal Deposit Insurance Corporation ("FDIC"). On September 30, 1996, legislation was enacted to recapitalize the Savings Associations Insurance Fund ("SAIF"). This legislation provided for a one-time special assessment on all SAIF insured deposits.

The Company's earnings for the year ended December 31, 1997 were $226,000, or 34.9%, higher than the results for the same period in 1996, excluding the special SAIF assessment. Earnings per common share for 1996, before deducting the special SAIF assessment, were $0.36, while earnings per common share - assuming dilution were $0.32.

Net interest income was $5,604,000 for the year ended December 31, 1997, compared to $5,412,000 for the same period in 1996, an increase of $192,000 or 3.5%. The provision for loan losses was $156,000 in 1997, $124,000, or 44.3%, lower than the $280,000 recorded in 1996.

Noninterest income of $783,000 for 1997 was $268,000, or 52.0%, higher than the $515,000 recorded for the twelve months ended December 31, 1996. Total noninterest income for 1996 included a loss on the sale of securities of $127,000. Noninterest expense totaled $4,707,000 in 1997, $360,000, or 7.1%, lower than the $5,067,000 reported for the twelve months ended December 31, 1996. The special one-time SAIF assessment of $572,000 is included in noninterest expense for 1996.

Net income totaled $261,000 for the quarter ended December 31, 1997, compared to $96,000 for the quarter ended December 31, 1996. Net income for the fourth quarter of 1996 included the loss on sale of securities of $127,000 ($78,000 net of taxes). Earnings per common share for the fourth quarter of 1997 were $0.17 in 1997, compared to $0.06 in 1996, while earnings per common share - assuming dilution were $0.15 in 1997, compared to $0.05 in 1996.

Total assets at December 31, 1997 were $142.0 million, an increase of $9.6 million, or 7.3%, from total assets of $132.4 million at December 31, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                                 ###
                            GTPS-pr-98-02

Great American Bancorp, Inc.
Consolidated Balance Sheet
December 31, 1997 and 1996
(in thousands)
                                            Dec. 31, 1997      Dec. 31, 1996
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       5,285      $       6,361
Interest-bearing demand deposits                   12,191             20,049
                                            --------------------------------
 Cash and cash equivalents                         17,476             26,410
Interest-bearing time deposits                          -              2,000
Investment securities:
 Available for sale                                 1,999                 --
 Held to maturity                                   1,300              3,400
Loans                                             112,312             91,817
 Allowance for loan losses                           (497)              (374)
                                            --------------------------------
  Net loans                                       111,815             91,443
Premises and equipment                              7,090              7,306
Federal Home Loan Bank stock                          580                454
Other assets                                        1,716              1,356
                                            --------------------------------
   Total assets                             $     141,976      $     132,369
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       5,463      $       4,253
  Interest bearing                                106,521             96,461
                                            --------------------------------
   Total deposits                                 111,984            100,714
 Other liabilities                                  1,698              1,193
                                            --------------------------------
   Total liabilities                              113,682            101,907
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued -- 2,052,750 shares
 Outstanding -- 1,532,282 and
  1,671,691 shares                                     21                 21
Paid-in-capital                                    19,655             19,486
Retained earnings --
  substantially restricted                         16,167             15,938
Net unrealized gain on securities
 available for sale                                     2                 --
                                            --------------------------------
                                                   35,845             35,445
Less:
 Treasury stock -- 380,773 and
  200,144 shares                                   (5,925)            (2,875)
 Unearned employee stock
  ownership plan shares                              (879)            (1,136)
 Unearned incentive plan shares                      (747)              (972)
                                            --------------------------------
                                                   (7,551)            (4,983)
                                            --------------------------------
Total stockholders' equity                         28,294             30,462
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     141,976      $     132,369
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three and Twelve Months Ended December 31, 1997 and 1996
(unaudited, in thousands, except share data)

                                For the Three Months    For the Twelve Months
                                 Ended December 31        Ended December 31
                                  1997        1996          1997      1996
----------------------------------------------------------------------------
Interest income:
 Loans                         $ 2,395     $ 1,986       $ 8,811   $ 7,327
 Investment securities
   Taxable                          66         101           370       468
   Tax exempt                        4           5            14        18
 Deposits with financial
  institutions and other           183         216           960       902
                               ---------------------------------------------
   Total interest income         2,648       2,308        10,155     8,715
                               ---------------------------------------------
Interest expense:
 Deposits                        1,189         943         4,518     3,273
 Other                               9           7            33        30
                               ---------------------------------------------
   Total interest expense        1,198         950         4,551     3,303
                               ---------------------------------------------
   Net interest income           1,450       1,358         5,604     5,412
Provision for loan losses           39         110           156       280
                               ---------------------------------------------
   Net interest income after
     provision for loan losses   1,411       1,248         5,448     5,132
                               ---------------------------------------------
Noninterest income:
 Income from joint venture          21           8            33        47
 Commissions:
   Brokerage activity               36          12            61        29
   Insurance sales                  41          --            41        --
 Service charges on deposits       122         107           451       403
 Other customer fees                37          28           142        67
 Net gains on loan sales             -           1             1        24
 Net loss from security sales        -        (127)            -      (127)
 Other income                        9          34            54        72
                               ---------------------------------------------
   Total noninterest income        266          63           783       515
                               ---------------------------------------------
Noninterest expense:
 Salaries and employee benefits    650         556         2,531     2,280
 Net occupancy expenses            113         111           464       453
 Equipment expenses                 80          82           305       251
 Data processing fees               49          47           193       189
 Deposit insurance expense          17          39            64       760
 Printing and office supplies       66          50           275       242
 Legal and professional fees        40          50           203       197
 Directors' fees                    24          26           100       113
 Insurance expense                  11          11            41        41
 Marketing expenses                 38          44           165       178
 Other expenses                    110         125           366       363
                               ---------------------------------------------
   Total noninterest expense     1,198       1,141         4,707     5,067
                               ---------------------------------------------
   Income before income tax        479         170         1,524       580
Income tax expense                 218          74           651       283
                               ---------------------------------------------
   Net income                  $   261     $    96       $   873   $   297
                               =============================================
Earnings per common share      $  0.17     $  0.06       $  0.55   $  0.17
                               =============================================
Earnings per common share -
 assuming dilution             $  0.15     $  0.05       $  0.49   $  0.15
                               =============================================

Great American Bancorp, Inc.
Selected Financial Data
(in thousands, except per share data)

                                                As of              As of
                                            Dec. 31, 1997      Dec. 31, 1996*
                                             (Unaudited)
----------------------------------------------------------------------------
Total assets                                $     141,976      $     132,369
Total loans, net                                  111,815             91,443
Loan loss reserve                                     497                374
Non-performing assets                                 392                177
Non-performing assets to total assets               0.28%              0.13%
Allowance for loan losses to total assets           0.35%              0.28%
Investment securities                               3,299              3,400
Total deposits                                    111,984            100,714
Checking deposits                                  19,482             18,601
Money market deposits                               6,969              6,212
Passbook savings deposits                          15,072             15,372
Certificates of deposit                            70,461             60,529
Total stockholders' equity                         28,294             30,462
Book value per share                                18.47              18.22


* Selected financial data for December 31, 1996 is from audited financial statements.

                                For the Three Months     For the Twelve Months
                                   Ended December           Ended December
                                  1997        1996          1997      1996
                                    (Unaudited)               (Unaudited)
-----------------------------------------------------------------------------
Net interest margin               4.47%       4.69%         4.41%     4.88%
ROA (annualized)                  0.73%       0.30%         0.63%     0.24%
ROE (annualized)                  3.65%       1.26%         3.02%     0.92%

                         NEWS RELEASE


FOR IMMEDIATE RELEASE
January 16, 1998

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                          GREAT AMERICAN BANCORP, INC.
                      ANNUAL MEETING DATE - APRIL 28, 1998

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana has announced that its Annual Meeting of Stockholders will be held on Tuesday, April 28, 1998 at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois. The record date for shareholders entitled to vote at the Annual Meeting is March 3, 1998. The Company intends to distribute its proxy solicitation materials on approximately March 27, 1998.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/ branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

                                     ###
                                GTPS-pr-98-03